Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
June 30, 1999



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              5.1467%



        Excess Protection Level
          3 Month Average   6.02%
          June, 1999   5.22%
          May, 1999   7.65%
          April, 1999   5.20%


        Cash Yield                                  17.44%


        Investor Charge Offs                         5.06%


        Base Rate                                    7.15%


        Over 30 Day Delinquency                      4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $44,380,968,357.42


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,888,448,838.93